CONSENT OF INDEPENDENT AUDITORS




The Trustees and Shareholders
Mentor Funds

     We consent to the use of our report, dated November 20, 1998, incorporated herein by reference.


                         /s/ KPMG LLP
                         KPMG LLP


Boston, Massachusetts
August 17, 1999

                         CONSENT OF INDEPENDENT AUDITORS




The Trustees and Shareholders
Mentor Perpetual International Portfolio

We consent to the use of our report, dated December 18, 1998, incorporated herein by reference.

                         /s/ KPMG LLP

                         KPMG LLP


Boston, Massachusetts
August 17, 1999